              [LETTERHEAD OF VTP VASTGOED IN VENLO APPEARS HERE]


                                                                   EXHIBIT 10.15


                      LEASE CONTRACT FOR OFFICE PREMISES
                      ----------------------------------

following the model drawn up in 1988 by the Real Estate Board.
Reference to this model is authorised only if the text which is completed, added or deviating is clearly recognisable. By preference, any additions and deviations should be included under the heading 'special conditions'.


The undersigned:

ROOF REAL ESTATE I B.V.

based at CH. VAN MONTPENSIERLAAN 2-ALPHA
1181 RR AMSTELVEEN
represented in this matter by VTP VASTGOED IN VENLO, represented herein by L.G.E. Schreinemachers (tel.: 077-871671) and hereafter referred to as the 'leasing agent'.

and

VIKING DIRECT B.V. (in the process of being formed) legally represented in this matter by; Mr. Rolf van Kaldekerken (Managing Director)

based at/residing at Celsiusweg 38,  5928 PR Venlo
(presently residing at Am Seestern 24, 3rd Floor D-40547 Dusseldorf, tel.: 0049 211 593404)

and hereafter referred to as the 'tenant'

hereby agree to the following lease contract:

Premises, designation, floor load
- ---------------------------------

1.1 This contract relates to the premises hereafter referred to as the 'lease premises' known locally as Celsiusweg 38, 5928 PR Venlo and which is further specified in the drawing and/or description of the lease premises attached to this contract and authenticated by the parties.

1.2  The tenant will use the leased premises exclusively as office space.

1.3  The highest permissible load on the floors of the lease premises is
     a. On the ground floor           400  kg/m/2/
     b. On the other floors           400  kg/m/2/

Conditions
- ----------

2.1  This following documents form part of this contract:

a. The general conditions for the lease contract for office space, ROZ registered with the recorder of the district court in 's-Gravenhage on 12th April 1989, under the number 58/1989, hereafter referred to as the 'general conditions'. Both parties are familiar with these general conditions. The tenant has received a copy of them.

b. The conditions of the division act. The associated regulation governing the division of property and any household regulations that have been drawn up, to the extent that these conditions are applicable and in the event that the leased premises belong to a building or a complex that has been divided into apartments.

2.2 The rules arising from clause 2.1 are applicable unless the conditions stated below expressly deviate from them, or unless their application is not possible in relation to the leased premises.

Term, extension and giving notice of termination
- ------------------------------------------------

3.1 This contract is closed for the term of 1 year with effect from 1st May 1995 and it expires on 1st May 1996 or as soon as the new construction in Trade Port West has been completed whichever occurs the soonest.

3.2 During the period stated in clause 3.1, it will not be possible for either party to terminate the contract prematurely by giving notice.
     In order to terminate the contract at the end of this period, notice has to be given in accordance with clause 3.4.

3.3  (Not applicable)
     If the period stated under clause 3.1 elapses without any notice having been given in accordance with 3.2, the contract will be extended automatically for a successive period of 1 year, therefore until 30st April 1997.
     The contract will expire at that moment however, only if notice has been given in accordance with clause 3.4. If notice has not been given in that manner, the contract will continue for a further period of 1 year and likewise each time, unless notice is given towards the end of a subsequent period in accordance with clause 3.4.

3.4 Notice of the termination of the contract may only be given by means of a baliff's summons or by registered post and while observing a period of at least three months prior to the expiry of the term in question.

3.5 This article does not prejudice the conditions described under clause 7, of the general conditions.

              [LETTERHEAD OF VTP VASTGOED IN VENLO APPEARS HERE]


Payment obligation, payment period
- ----------------------------------

4.1  The payment obligation on the part of the tenant consists of
     - the lease price
     - the payment due for the additional supplies and services described under clause 6.
     - the legally payable value-added tax due over the lease price and the payment mentioned above or the corresponding amount stipulated under 5.

4.2 The lease price amounts to Hfl 150.000,--per year (onehundredfifty thousand guilders).
     The lease price will be raised annually on 1st of May, for the first time on 1st May, 1996, and subsequently in accordance with article 4 of the general conditions.

4.3 The payment of additional supplies and services is determined in accordance with article 11 of the general conditions. This payment is payable according to a system of advance instalments to be settled at a later date as indicated in article 11.

4.4 The lease price and the advance instalment of the payment for additional supplies and services and the value-added tax or the corresponding amount are payable in advance prior to or on the first day of the period to which the payment applies.

4.5  The payment due for each payment period of 3 months amounts to
     - the lease price                                       Hfl 37.500,--
     - the advance instalment of the payment
     of the supply of heat and hot water
     - the advance instalment of the payment
     of additional supplies and services

     so that the tenant is liable to pay to total of         Hfl 37.500,--

     the sum of thirty seven thousand and five hundred guilders exclusive VAT plus the legally payable VAT or the corresponding amount as described under clause 5.

4.6 Bearing in mind the date on which this contract takes effect, the first payment period relates to 01-05-1995 and the amount of Hfl 25.000,-- is payable over this first period, plus the legally payable VAT or the corresponding amount as described under clause 5. (2 months)
     The tenant will remit this amount prior to or on 15-05-1995.

Value-added tax
- ---------------

5.1 All amounts mentioned in this contract are stated exclusive of value-added tax. The tenant is liable to pay value-added tax over the lease amount and over the payment of additional supplies and services. The value-added tax will be charged by the leasing agent and it should be remitted at the same time as the lease price and payment of additional supplies and services, or its advance instalment.

5.2 The tenant hereby empowers the leasing agent irrevocably to submit on his behalf a request as described in article 11, sub b, 5# of the Value-Added Tax Act 1968 (option request for taxed rental). If required, he will co-sign this request and return it to the leasing agent within 14 days of having received it from the leasing agent.

5.3 In the event that the request is not submitted within the legally specified period of time or is not granted, the tenant is liable to pay an amount that corresponds with the amount of value-added tax that would have been payable if the request had been granted, in addition to the lease price and the payment of additional supplies and services. The same applies in the event that the request is granted with effect from a date later than that which was requested, albeit only during the period that ends with the commencement date of the taxed lease.

5.4 In the event that the tenant is able to show that the leasing agent was to blame for the fact that the request was not submitted punctually or was not granted, the amount corresponding with the value-added tax described in clause 5.3 is not payable.

5.5 In the event that the leasing agent sells the leased premises or the building or complex to which they belong and the new owner also opts for taxed leasing, the tenant is also bound to the conditions of this article.


Supplies and services
- ---------------------

6. The parties agree to the following as being the additional supplies and services to be provided by the leasing agent:
     FOR THIS SEE THE ATTACHED LIST OF SERVICE COSTS

Bank guarantee
- --------------

7.1 With respect to the security to be supplied by the tenant, the condition under clause 8 of the general conditions is applicable.



The caretaker
- -------------

8. Until notified otherwise by the leasing agent, the following will act as caretaker: VTP VASTGOED IN VENLO, Mr. L.G.E. Schreinemachers
     Tel.: 077-871671.

Appendices
- ----------

9.   The following appendices belong to this contract:
     - the general conditions as described in clause 2.1.a.
     - the drawing of the leased premises attached to this contract and authenticated by both parties.
     - the description of the leased premises attached to this contract and authenticated by both parties.
     - the bank guarantee as described under clause 7.

Special conditions
- ------------------

* The following articles of the general conditions are not applicable: articles 2.8.1, 2.8.2, 2.8.3.
     In principle, advertisements on or on top of the building are permitted provided that they have been approved by ROOF REAL ESTATE I B.V. and by Venlo municipal council.
     In the event that the tenant activates a false alarm causing Forum or the police to attend without due cause, the tenant will be liable for the costs incurred.
     The tenant is liable for the costs incurred for the drawing up of this contract, namely Hfl 440.63 (including 17.5% VAT). These costs should be paid into Post Office account no. 30.28.44 in the name of VTP VASTGOED in VENLO. (not applicable)
     With regard to article 13 of the general conditions, it is hereby agreed that the lease payments will be paid to account no. 68.87.59.041 in the name of ROOF REAL ESTATE I B.V. at the ING Bank in Venlo.
     The tenant is liable for the costs of the necessary direction signs indicating the company name.
     In the interests of uniformity, these signs will be ordered by the leasing agent.
     The tenant is liable for the entire cost of any partitioning and window blinds required.

     The leasing agent is entitled to request the revision of the lease price after each period of five lease years, for the first time on 01-01-1999.
     In the event that the leasing agent wishes to make use of this entitlement, the agent shall notify the tenant by means of registered post with a confirmation of receipt at least 6 months prior to the date on which the revised price would take effect. If the parties have not come to an agree-ment within 2 months after the receipt of the notification as described above, the lease price will be decided by three estate agents, members of the Association of Estate Agents in Amsterdam or of the Dutch Association of Estate Agents, of which each of the parties will assign one within 14 days after one party will have received a request to do so by the other party. The third estate agent will be appointed by both of the estate agents within 8 days after they have accepted their appointment.
     Should one of the parties fail to appoint an estate agent or should the two appointed estate agents be unable to come to an agreement as to the appointment of a third, the most obvious party is entitled to ask the chairman of the Chamber of Commerce of the region in which the real estate is located to appoint, in the first case two estate agents, and in the second case one estate agent. The costs of the estate agents will be born equally by both of the parties.
     The estate agents will submit their report within one month after being appointed.
     The lease price revised in the manner described above will be adapted annually in accordance with the price index figure as fixed in this contract.

     * As far as is applicable.

The attached house rules must also be strictly adhered to.




Drawn up and undersigned in triplicate


Venlo 18 May 1995                           Venlo May 18 1995

ROOF REAL ESTATE I                          VIKING DIRECT B.V. (in the process
                                            of being formed)

VERZOEK OM BELASTE VERHUUR VAN ONROEREND GOED DOOR HUURDER EN VERHUURDER
- ------------------------------------------------------------------------

De Weledelgestrenge Heer
Inspecteur der Omzetbelasting
Wibautstraat 2-4
1091 GM Amsterdam
- ------------------------------------
De ondergetekenden:

1.  Roof Real Estate I B.V. Omzetbel.nr: 800191171 B01
    gevestigd aan de Charlotte van Montpensierlaan 2a,
    1181 RR Amstelveen
  hierna te noemen Verhuurder
                   ----------
en
2.  ..................................
    ten deze rechtsgeldig vertegenwoordigd door.....
  .................................
  hierna te noemen Huurder
                   -------

B.T.W. Nummer:                     Kadastraal bekend als:
                                   Gemeente Venlo
                                   Sectie O nummer 1283

Verklaren te zijn overeengekomen als volgt:

A.  Huurder verklaart te hebben gehuurd van verhuurder met
    ingang van 01-05-95 het bedrijfsonroerend goed,
    staande en gelegen aan de cilkusing
    te Venlo., kadastraal bekend Gem. Venlo..........sectie
    ...O..., nummer 1283

B. Verhuurder en Huurder verzoeken U hen met betrekking tot bovengenoemde percelen uit te zonderen van de vrijstelling van Omzetbelasting voor verhuur van onroerend goed (art. 11 lid 1 letter b sub 5 Wet OB 1968) en toestemming te verlenen tot het met omzetbelasting belasten van de huurpenningen op grond van art. 6a
    Uitvoeringsbeschikking OB 1968.

Getekend te Venlo              Getekend te Venlo
De Datum 18-05-95              De Datum 18-05-95
(Verhuurder)                   (Huurder)

(Signature appears here)       (Signature appears here)

Voor Accoord:
De Inspecteur der Omzetbelasting
Amsterdam, ..-..-,....

OMSCHRUVING VAN HET GEHUURDE:
- -----------------------------



Kantoorruimte: 500 m2 bruto inclusief omslag etage en omslag overige.




Paraaf huurder:             paraaf verhuurder:

Inhoud Servicekosten
- --------------------
FACILITAIR CENTRUM VENLO TRADE PORT
- -----------------------------------

 1.  Alarminstallatie

 2.  Bewaking

 3.  Brandmeldinstallatie

 4.  Bekabeling voor: telefoon, computer en fax

 5.  Elektraverbruik

 6.  Gasverbruik

 7.  Huur van: handdoeken, zeepbakjes, toiletrollen toiletrolhouders

 8.  Liftinstallatie

 9.  Onderhoud groenvoorziening buiten

10.  Onderhoudscontract voor: centrale verwarming
                        liftinstallatie
                        ventilatiesysteem

11.  Plantenbakken centrale ruimten

12.  Schoonmaak algemene ruimten

13.  Forum Secretariaatsservice:
               * ontvangen van clienten
               * doorverwijzen van clienten
               * ontvangen van de post
               * doorsturen van de post naar
                 de kantoren

14.  Verlichting

15.  Vuiltransport

16.  Waterverbruik

17.  Topkoeling

                           [FLOORPLAN APPEARS HERE]

                                2nd Floor-Venlo
                      LEASE CONTRACT FOR OFFICE PREMISES
                      ----------------------------------

following the model drawn up in 1988 by the Real Estate Board.
Reference to this model is authorised only if the text which is completed, added or deviating is clearly recognisable. By preference, any additions and deviations should be included under the heading 'special conditions'.


The undersigned:

ROOF REAL ESTATE I B.V.

based at CH. VAN MONTPENSIERLAAN 2-ALPHA
1181 RR AMSTEL VEEN
represented in this matter by VTP VASTGOED IN VENLO, represented herein by L.G.E. Schreinemachers (tel.: 077-871671) and hereafter referred to as the 'leasing agent'.

and

VIKING DIRECT B.V. (in the process of being formed) legally represented in this matter by; Mr. Rolf van Kaldekerken (Managing Director)

based at/residing at Celsiusweg 40-42, 5928 PR Venlo
(presently residing at Am Seestern 24, 3rd Floor D-40547 Dusseldorf, tel.: 0049 211 593404)

and hereafter referred to as the 'tenant'

hereby agree to the following lease contract:

Premises, designation, floor load
- ---------------------------------

1.1 This contract relates to the premises hereafter referred to as the 'lease premises' known locally as Celsiusweg 40-42, 5928 PR Venlo and which is further specified in the drawing and/or description of the lease premises attached to this contract and authenticated by the parties.

1.2  The tenant will use the leased premises exclusively as office space.

1.3  The highest permissible load on the floors of the lease premises is
     a. On the ground floor                 400         kg/m/2/
     b. On the other floors                 400         kg/m/2/

Conditions
- ----------

2.1  This following documents form part of this contract:

a. The general conditions for the lease contract for office space, ROZ registered with the recorder of the district court in 's-Gravenhage on 12th April 1989, under the number 58/1989, hereafter referred to as the 'general conditions'. Both parties are familiar with these general conditions. The tenant has received a copy of them.

b. The conditions of the division act. The associated regulation governing the division of property and any household regulations that have been drawn up, to the extent that these conditions are applicable and in the event that the leased premises belong to a building or a complex that has been divided into apartments.

2.2 The rules arising from clause 2.1 are applicable unless the conditions stated below expressly deviate from them, or unless their application is not possible in relation to the leased premises.

Term, extension and giving notice of termination
- ------------------------------------------------

3.1 This contract is closed for the term of 1 year with effect from 1st March, 1995 and it expires on 1st March, 1996 or as soon as the new construction in Trade Port West has been completed whichever occurs the soonest.

3.2 During the period stated in clause 3.1, it will not be possible for either party to terminate the contract prematurely by giving notice.
     In order to terminate the contract at the end of this period, notice has to be given in accordance with clause 3.4.

3.3  (Not applicable)
     If the period stated under clause 3.1 elapses without any notice having been given in accordance with 3.2, the contract will be extended automatically for a successive period of 1 year, therefore until 31st January, 1997.
     The contract will expire at that moment however, only if notice has been given in accordance with clause 3.4. If notice has not been given in that manner, the contract will continue for a further period of 1 year and likewise each time, unless notice is given towards the end of a subsequent period in accordance with clause 3.4.

3.4 Notice of the termination of the contract may only be given by means of a bailiff's summons or by registered post and while observing a period of at least three months prior to the expiry of the term in question.

3.5 This article does not prejudice the conditions described under clause 7 of the general conditions.

Payment obligation, payment period
- ----------------------------------

4.1  The payment obligation on the part of the tenant consists of
     - the lease price
     - the payment due for the additional supplies and services described under clause 6.
     - the legally payable value-added tax due over the lease price and the payment mentioned above or the corresponding amount stipulated under 5.

4.2 The lease price amounts to Hfi 240.000, -- per year (two hundred thousand, guilders).

     The lease price will be raised annually on 1st of March, for the first time on 1st March, 1996, and subsequently in accordance with article 4 of the general conditions.

4.3 The payment of additional supplies and services is determined in accordance with article 11 of the general conditions. This payment is payable according to a system of advance instalments to be settled at a later date as indicated in article 11.

4.4 The lease price and the advance instalment of the payment for additional supplies and services and the value-added tax or the corresponding amount are payable in advance prior to or on the first day of the period to which the payment applies.

4.5  The payment due for each payment period of 3 months amounts to
     - the lease price                                 Hfl 60,000,--
     - the advance instalment of the payment of the supply of heat and hot water
     - the advance instalment of the payment of additional supplies and services so that the tenant is liable to pay the total of  Hfl 60.000,--

     the sum of sixty thousand guilders exclusive of VAT

     plus the legally payable VAT or the corresponding amount as described under clause 5.

4.6 Bearing in mind the date on which this contract takes effect, the first payment period relates to 01-03-1995 and the amount of Hfl 20.000,-- is payable over this first period, plus the legally payable VAT or the corresponding amount as described under clause 5.
     The tenant will remit this amount prior to or on 01-03-1995.

Value-added tax
- ---------------

5.1 All amounts mentioned in this contract are stated exclusive of value-added tax. The tenant is liable to pay value-added tax over the lease amount and over the payment of additional supplies and services. The value-added tax will be charged by the leasing agent and it should be remitted at the same time as the lease price and the payment of additional supplies and services, or its advance instalment.

5.2 The tenant hereby empowers the leasing agent irrevocably to submit on his behalf a request as described in article 11, sub b, 5* of the Value-Added Tax Act 1968 (option request for taxed rental). If required, he will co-sign this request and return it to the leasing agent within 14 days of having received it from the leasing agent.

5.3 In the event that the request is not submitted within the legally specified period of time or is not granted, the tenant is liable to pay an amount that corresponds with the amount of value-added tax that would have been payable if the request had been granted, in addition to the lease price and the payment of additional supplies and services. The same applies in the event that the request is granted with effect from a date later than that which was requested, albeit only during the period that ends with the commencement date of the taxed lease.

5.4 In the event that the tenant is able to show that the leasing agent was to blame for the fact that the request was not submitted punctually or was not granted, the amount corresponding with the value-added tax described in clause 5.3 is not payable.

5.5 In the event that the leasing agent sells the leased premises or the building or complex to which they belong and the new owner also opts for taxed leasing, the tenant is also bound to the conditions of this article.


Supplies and services
- ---------------------

6. The parties agree to the following as being the additional supplies and services to be provided by the leasing agent:
     FOR THIS SEE THE ATTACHED LIST OF SERVICE COSTS

Bank guarantee
- --------------

7.1 With respect to the security to be supplied by the tenant, the condition under clause 8 of the general conditions is applicable.

7.2 The amount described under 8.1 of the general conditions is fixed by both parties at Hfl 20.000,-- (twenty thousand guilders) exclusive of VAT, to be placed in a deposit-account. Interest payable to tenant.

The caretaker
- -------------

8. Until notified otherwise by the leasing agent, the following will act as caretaker: VTP VASTGOED IN VENLO, Mr. L.G.E. Schreinemachers Tel.:
     077-871671.

Appendices
- ----------

9.   The following appendices belong to this contract:
     - the general conditions as described in clause 2.1.a.
     - the drawing of the leased premises attached to this contract and authenticated by both parties.
     - the description of the leased premises attached to this contract and authenticated by both parties.
     - the bank guarantee as described under clause 7.

Special conditions
- ------------------

* The following articles of the general conditions are not applicable: articles 2.8.1, 2.8.2, 2.8.3.
     In principle, advertisements on or on top of the building are permitted provided that they have been approved by ROOF REAL ESTATE IB.V. and by Venlo municipal council.
     In the event that the tenant activates a false alarm causing Forum or the police to attend without due cause, the tenant will be liable for the costs incurred.
     The tenant is liable for the costs incurred for the drawing up of this contract, namely Hfl 440.63 (including 17.5% VAT). These costs should be paid into Post Office account no. 30.28.44 in the name of VTP VASTGOED in VENLO.
     With regard to article 13 of the general conditions, it is hereby agreed that the lease payments will be paid to account no. 68.87.59.041 in the name of ROOF REAL ESTATE I B.V. at the ING Bank in Venlo.
     The tenant is liable for the costs of the necessary direction signs indicating the company name.
     In the interests of uniformity, these signs will be ordered by the leasing agent.
     The tenant is liable for the entire cost of any partitioning and window blinds required.

     The leasing agent is entitled to request the revision of the lease price after each period of five lease years, for the first time on 01-01-1999. In the event that the leasing agent wishes to make use of this entitlement, the agent shall notify the tenant by means of registered post with a confirmation of receipt at least 6 months prior to the date on which the revised price would take effect. If the parties have not come to an agreement within 2 months after the receipt of the notification as described above, the lease price will be decided by three estate agents, members of the Association of Estate Agents in Amsterdam or of the Dutch Association of Estate Agents, of which each of the parties will assign one within 14 days after one party will have received a request to do so by the other party. The third estate agent will be appointed by both of the estate agents within 8 days after they have accepted their appointment.

     Should one of the parties fail to appoint an estate agent or should the two appointed estate agents be unable to come to an agreement as to the appointment of a third, the most obvious party is entitled to ask the chairman of the Chamber of Commerce of the region in which the real estate is located to appoint, in the first case two estate agents, and in the second case one estate agent. The costs of the estate agents will be borne equally by both of the parties.

     The estate agents will submit their report within one month after being appointed.

     The lease price revised in the manner described above will be adapted annually in accordance with the price index figure as fixed in this contract.

     * As far as is applicable.

The attached house rules must also be strictly adhered to.




Drawn up and undersigned in triplicate

Venlo            1995           Venlo         1995

ROOF REAL ESTATE I              VIKING DIRECT B.V. (in the process of being
                                formed)

/s/ Signature appears here      /s/ Signature appears here

VERZOEK OM BELASTE VERHUUR VAN ONROEREND GOED DOOR HUURDER EN VERHUURDER
- ------------------------------------------------------------------------

De Weledelgestrenge Heer
Inspecteur der Omzetbelasting
Wibautstraat 2-4
1091 GM Amsterdam
- --------------------------------------------------------------------------------
De ondergetekenden:

1.   Roof Real Estate I B.V.,
     gevestigd aan de Charlotte van Montpensier 2a,
     1181 RR Amstelveen
     hierna te noemen Verhuurder
                      ----------

en

2.   De Firma VIKING DIRECT B.V.i.o.,
     hierna te noemen Huurder
                      -------

BTW Nummer: NL 803.071.590.B01
Verklaren te zijn overeengekomen als volgt:

A. Huurder verklaart te hebben gehuurd van verhuurder met ingang van 01-03-1995 het onroerend goed, staande en gelegen aan de Celsiusweg 40-42 te
     5928 PR Venlo., kadestraal bekend Gemeente Venlo sectie O, nummer 1283.

B. Verhuurder en Huurder verzoeken U hen met betrekking tot bovengenoemde percelen uit te zonderan van de vrijstelling van Omzetbelasting voor verhuur van onroerend goed (art. 11 lid 1 letter b sub 5 Wet OB 1968) en toestemming te verlenen tot en met omzetbelasting belasten van de huurpenningen op grond van art. 6a Uitvoeringsbeschikking OB 1968.

Getekend te Venlo                       Getekend te Venlo
De Datum                                De Datum


Roof Real Estate I                      Viking Direct BV i.o.
(Verhuurder)                            (Huurder)


Voor accoord:
De Inspecteur der Omzetbelasting
Amsterdam, ..-..-.1995

OMSCHRIJVING VAN HET GEHUURDE:
- ------------------------------



Kantooruimte: 800 m2 bruto inclusief omslag etage en omslag overige.


Paraaf huurder:                   paraaf verhuurder:

(Signature appears here)          (Signature appears here)
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